                                                                   Exhibit 10.51

                                                                  EXECUTION COPY

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                                                      Dated:  September 20, 2000


                                    WARRANT

                     To Purchase Shares of Common Stock of

                           HAWKER PACIFIC AEROSPACE

                          Expiring September 19, 2001

          THIS IS TO CERTIFY THAT, for value received, Lufthansa Technik AG or its designated assigns (the "Holder") is entitled to purchase from Hawker
                             ------
Pacific Aerospace, a California corporation (with its successors, the "Company"), at any time or from time to time between the Effective Date (as
 -------
defined herein) and 5:00 p.m., Los Angeles, California time, on September 19, 2001 (the "Expiration Date"), at the place where the Warrant Agency (as defined
           ---------------
herein) is located, at a price per share equal to the Exercise Price (as defined herein), the number of shares of common stock of the Company, par value $0.01 per share (the "Common Stock") which is the Exercise Amount (as defined herein)
                ------------
shown above, all subject to adjustment and upon the terms and conditions hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

          This Warrant entitles the Holder to purchase, subject to shareholder approval, the Exercise Amount, as adjusted pursuant to Article V. This Warrant has been issued pursuant to that certain Loan Agreement by and between the Company and the Holder dated September 20, 2000 (the "Loan Agreement"). The
                                                      --------------
Company acknowledges that the Holder is further entitled to certain benefits as set forth in the Shareholders Rights and Voting Agreement dated as of September 20, 2000 among the Company, the Holder, and shareholders set forth therein (as amended from time to time, the "Shareholders Rights Agreement"). The Company
                                -----------------------------
shall keep a copy of the Shareholders

Rights Agreement, the Loan Agreement and any amendments thereto, at the Warrant Agency and shall furnish, without charge, copies thereof to the Holder upon request.

                                   ARTICLE I

                                  DEFINITIONS

          The following terms, as used in this Warrant, have the following meanings:

          "Business Day" means a day other than (i) Saturday, (ii) Sunday, or
           ------------
(iii) any day on which banks located in New York, New York or Hamburg, Germany are generally closed.

          "Capital Reorganization" has the meaning set forth in Section 5.5.
           ----------------------

          "Cashless Exercise" shall have the meaning set forth in Section
           -----------------
2.1(b)(vi).

          "Cashless Loan Exercise" shall have the meaning set forth in Section
           ----------------------
2.1(b)(ii).

          "Cashless Principal Only Exercise" shall have the meaning set forth in
           --------------------------------
Section 2.1(b)(iii).

          "Cashless Interest Only Exercise" shall have the meaning set forth in
           -------------------------------
Section 2.1(b)(iv).

          "Closing Price" on any day means (a) if the Common Stock is listed or
           -------------
admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case on the principal national securities exchange on which Common Stock is listed or admitted to trading, or (b) if Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system.

          "Common Stock" has the meaning set forth in the first paragraph of
           ------------
this Warrant, subject to adjustment pursuant to Article V.

          "Common Stock Distribution" has the meaning set forth in Section
           -------------------------
5.3(a).

          "Common Stock Reorganization" has the meaning set forth in Section
           ---------------------------
5.2.

          "Company" has the meaning set forth in the first paragraph of this
           -------
Warrant.

          "Convertible Securities" has the meaning set forth in Section 5.3(b).
           ----------------------

          "Effective Date" means the date hereof which is also date on which the
           --------------
Holder extends the loan to the Company as provided in the Loan Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

          "Exercise Amount" means 2,500,000 shares of Common Stock, assuming
           ---------------
shareholder approval is obtained in accordance with Section 2.7.

          "Exercise Price" means $4.25 per share of Common Stock, subject to
           --------------
adjustment pursuant to Article V.

          "Expiration Date" has the meaning set forth in the first paragraph of
          ----------------
this Warrant.

          "Fair Market Value" means fair market value as determined in good
           -----------------
faith by the Board of Directors of the Company after consultation with and receipt of a written report thereon from an independent investment bank of national standing selected by the Company and reasonably acceptable to the Holder (which written report will be made available to the Holder prior to any determination of fair market value).

          "Fully Diluted Basis" means, with respect to any determination or
           -------------------
calculation, that such determination or calculation is performed on a fully diluted basis as determined in accordance with GAAP.

          "GAAP" means U.S. generally accepted accounting principles as in
           ----
effect from time to time.

          "Holder" has the meaning set forth in the first paragraph of this
           ------
Warrant.

          "Holder Control" shall have the meaning set forth in Section 5.3 of
           --------------
this Warrant.

          "Loan Agreement" has the meaning set forth in the second paragraph of
           --------------
this Warrant.

          "Market Price" means, on any date, the unweighted average of the daily
           ------------
Closing Prices per share of Common Stock for the five consecutive Business Days prior to such date; provided that for purposes of the application of Section 5.3
                    --------
to a Common Stock Distribution pursuant to a public offering registered under the Securities Act, "Market Price" means the Closing Price per share of Common
                     ------------
Stock on the Business Day immediately preceding the effective date of the registration statement with respect to such public offering; and provided
                                                                 --------
further that if the Common Stock is not listed or admitted to trading on any
-------
national securities exchange, nor reported on NASDAQ or any comparable system, "Market Price" means the Fair Market Value of a share of Common
-------------

Stock (determined without giving effect to any discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock).

          "NASD" means The National Association of Securities Dealers, Inc.
           ----

          "NASDAQ" means The National Association of Securities Dealers, Inc.
           ------
Automated Quotation System.

          "Note" has the meaning set forth in Section 2.1(b)(ii).
           ----

          "Options" has the meaning set forth in Section 5.3(b).
           -------

          "Person" means any natural person, corporation, limited liability
           ------
company, limited partnership, general partnership, limited liability partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

          "Registration Rights Agreement" means that certain registration rights
           -----------------------------
agreement of even date herewith by and between the Company and the Holder.

          "Securities Act" means the Securities Act of 1933, or any similar
           --------------
Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

          "Special Dividend" has the meaning set forth in Section 5.4.
           ----------------

          "Shareholders Rights Agreement" has the meaning set forth in the
           -----------------------------
second paragraph of this Warrant.

          "Warrant Agency" has the meaning set forth in Section 3.1.
           --------------

          "Warrant Shares" means the shares of Common Stock issuable upon the
           --------------
exercise of this Warrant under the Exercise Amount.

          "Warrant" shall mean this Warrant issued in accordance with Section
           -------
3.1 of the Loan Agreement, as the same may be amended from time to time, and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants so issued shall at all times be identical as to terms and conditions, except as to the number of shares of Common Stock for which a Warrant may be exercised.

                                  ARTICLE II

                             EXERCISE OF WARRANTS

          SECTION 2.1.  Method of Exercise.
                        ------------------

          (a) To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to the Company, at the Warrant Agency:

          (i)   this Warrant;

          (ii) a written notice of the Holder's election to exercise this Warrant ("Election Notice"), which notice shall specify the number of
               ---------------
     shares of Common Stock to be purchased (which shall be a whole number of shares if for less than all the shares then issuable hereunder), the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered; and

          (iii) payment of the Exercise Price with respect to such shares in accordance with Section 2.1(b).

          (b) Payment of the Exercise Price with respect to any shares may be made, at the option of the Holder, by any of the following methods:

          (i) by wire transfer of immediately available funds in U.S. Dollars in an amount equal to (A) the Exercise Price times (B) the number of Warrant Shares as to which this Warrant is being exercised,

          (ii) presentment of the Company's Note dated September 20, 2000, or as amended in accordance with Section 2.11 of the Loan Agreement (the "Note") for cancellation, to the extent that any principal and accrued interests remain unpaid under such Note as of the time of such presentment and to the extent that such aggregate unpaid principal and interest equals
     (x) the Exercise Price multiplied by (y) the number of Warrant Shares as to which this Warrant is being exercised (the "Cashless Loan Exercise"),

          (iii) presentment of the Note for partial cancellation of the principal only to the extent such aggregate unpaid principal equals (A) the Exercise Price multiplied by (B) the number of Warrant Shares as to which this Warrant is being exercised (the "Cashless Principal Only Exercise");

          (iv) presentment of the Note for partial cancellation of the accrued but unpaid interest only to the extent such interest equals (A) the Exercise Price multiplied by (B) the number of Warrant Shares as to which this Warrant is being exercised (the "Cashless Interest Only Exercise");

          (v)   any combination of clauses (i) - (iv); or

          (vi) the Holder may surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows (the "Cashless Exercise"):

               X = Y (A-B)/A

     Where:

     X = the number of Warrant Shares to be issued to the Holder.

     Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

     A = the average of the closing trading prices of the Common Stock for the ten (10) trading days immediately prior to (but not including) the Date of Exercise.

     B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the issue date.

          (c) The Company shall, as promptly as practicable and in any event within ten (10) Business Days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in the Election Notice together with cash in lieu of any fractions of a share as provided in Section 2.3. The share certificate or certificates so delivered shall be in such denominations as may be specified in the Election Notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in the Election Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be issued, and the Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares of Common Stock, effective as of the date the aforementioned notice and payment is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. If this Warrant shall have been exercised by in accordance with Section 2.1(b)(ii) of Section 2.1(b)(iii) 2.1(b)(iv) or 2.1(b)(v), in whole or in part, and the payment of the Exercise Price is less than the outstanding principal and accrued interest then owed under the Note such exercise of the Warrant shall act as only a partial cancellation of the Note and the Company shall, upon the issuance of the number of shares specified in the Election Notice, issue an amended promissory note to the Holder for the amount of the outstanding principal immediately following such exercise of the Warrant, assuming Company does not pay in full the Remaining Balance (as defined in the Loan Agreement) on the date of issuance of such Warrant Shares.

          (d) At any time during the period of the date of this Warrant to the Expiration Date, the Holder shall be entitled to exercise this Warrant to purchase up to either (A) the Initial Exercise Amount or (B) the Initial Exercise Amount plus the Subsequent Exercise Amount at the Exercise Price, as adjusted pursuant to Article V. The Holder's right to exercise this Warrant under this section 2.1(c) shall expire at 5:00 p.m., Los Angeles, California time, on September 19, 2001.

          (e) This Warrant shall be exercisable, at the election of the Holder, either in whole or in part from time to time.

          (f) The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants.

          SECTION 2.2.  Shares to be Fully Paid and Nonassessable; Listing of
                        -----------------------------------------------------
Additional Shares. All shares of Common Stock issued upon the exercise of this
-----------------
Warrant are duly authorized, validly issued and nonassessable, free and clear of all claims, liens, pledges, options, preemptive rights and liens or encumbrances of any kind and the Holder shall acquire complete and absolute legal, marketable and equitable title to such Common Stock. All shares of Common Stock issued upon the exercise of this Warrant shall be duly listed or quoted on the applicable national securities exchange or NASDAQ, as the case may be.

          SECTION 2.3.  No Fractional Shares Required to be Issued.  The Company
                        ------------------------------------------
shall not be required to issue any fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section 2.3, be issuable upon final exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to the same fraction of the Market Price per share of Common Stock on the Business Day on the date of such exercise.

          SECTION 2.4.  Share Legend.  Each certificate for shares of Common
                        ------------
Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF IN VIOLATION OF APPLICABLE SECURITIES LAWS. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OTHER THAN PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT 1933. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A SHAREHOLDERS RIGHTS AND VOTING AGREEMENT BY AND AMONG THE COMPANY, THE SHAREHOLDERS NAMED THEREIN AND THE HOLDER (A COPY

     OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID SHAREHOLDERS RIGHTS AND VOTING AGREEMENT."

          Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities
Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

          SECTION 2.5.  Reservation. The Company has duly reserved and will keep
                        -----------
available for issuance upon exercise of the Warrants the total number of Warrant Shares, as adjusted pursuant to Article V, deliverable from time to time upon exercise of all Warrants from time to time outstanding. The Company will not permit the par value of a share of Common Stock to be greater than the Exercise Price per share without the consent of the Holder.

          SECTION 2.6.  Shareholders Rights.  All shares of Common Stock issued
                        -------------------
upon the exercise of this Warrant shall be subject to and entitled to all rights and benefits held by the Investor (as defined therein) under the Shareholders Rights Agreement.

          SECTION 2.7.  Adjustment to Exercise Amount. Pursuant to Section 5.19
                        -----------------------------
of the Loan Agreement, the Company has undertaken to recommend and to seek the approval of its shareholders for the issuance pursuant to the Warrant of the Exercise Amount. Concurrent with, and conditioned upon, the Company's obtaining such shareholder approval, the number of shares of Common Stock issuable upon exercise of this Warrant shall be the Exercise Amount.

                                  ARTICLE III

                    WARRANT AGENCY; TRANSFER; EXCHANGE AND
                            REPLACEMENT OF WARRANTS

          SECTION 3.1.  Warrant Agency.  As long as any of the Warrants remain
                        --------------
outstanding, the Company shall perform the obligations of and be the warrant agency with respect to the Warrants (the "Warrant Agency") at its address set
                                          --------------
forth in the Section 6.1 or at such other address as the Company shall specify by notice to the Holder.

          SECTION 3.2.  Ownership of Warrant. The Company may deem and treat the
                        --------------------
person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this Article III.

          SECTION 3.3.  Transfer to Comply with the Securities Act.  This
                        ------------------------------------------
Warrant has not been registered under the Securities Act, and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form set forth in Section 2.4 hereof which sets forth the restrictions on transfer contained in this Section.

          SECTION 3.4.  Transfer of Warrant. Subject to compliance with Section
                        -------------------
3.3, this Warrant shall be transferable and assignable by the Holder hereof in whole or in part from time to time to any other Person, without the prior consent of the Company. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrant, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer, unless such transfer is to an Affiliate of the Holder in which case Company shall pay the transfer taxes. Upon surrender and, if required, such payment and compliance with the requirements of any legend set forth thereon, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

          SECTION 3.5.  Division or Combination of Warrants.  This Warrant may
                        -----------------------------------
be divided or combined with other Warrants upon presentment of this Warrant and of any other Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with
Section 3.4 as to any transfer or assignment which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          SECTION 3.6.  Loss, Theft, Destruction or Mutilation of Warrant
                        -------------------------------------------------
Certificates. Upon receipt of evidence satisfactory to the Company of the
------------
ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the

Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

          SECTION 3.7.  Expenses of Delivery of Warrants.  The Company shall
                        --------------------------------
pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder; provided however, the Company shall not pay the transfer taxes involved in the transfer of Warrant Shares or this Warrant in a name other than the Holder or an Affiliate of the Holder.

                                  ARTICLE IV

                                CERTAIN RIGHTS

          SECTION 4.1.  Rights and Obligations under the Shareholders Rights
                        ----------------------------------------------------
Agreement. This Warrant is entitled to the benefits and subject to the terms of
---------
the Shareholders Rights Agreement. The Company shall keep or cause to be kept a copy of the Shareholders Rights Agreement, and any amendments thereto, at the Warrant Agency and shall furnish, without charge, copies thereof to the Holder upon request. Upon the exercise of this Warrant, in whole or in part, shares issued to the Holder upon such exercise shall be deemed subject to the Shareholders Rights Agreement and entitled to the full benefits afforded the Investor (as defined therein) under such Shareholders Rights Agreement.

          SECTION 4.2.  Financial Statements and Other Information. The Company
                        ------------------------------------------
will, and will cause its subsidiaries to, maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with GAAP, and will deliver to each of the Holder:

          (a) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed; and

          (b) with reasonable promptness, such other information and data with respect to the Company or any of its subsidiaries as from time to time may be reasonably requested by the Holder.

          SECTION 4.3. The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the Holder enjoys the benefits thereof. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such actions as may be necessary or in order to protect the rights of the Holder hereunder against impairment.

          SECTION 4.4. The Company covenants that it (i) will file any reports required to be filed by it under the Securities Act and the Exchange Act, including without limitation Section 13 and 15(d), (ii) shall provide the Holder and prospective purchasers of its respective shares or assigns of this Warrant with the information specified in Rule 144(A), and (iii) will take such further action as the Holder may reasonably request to the extent required from time to time to enable the Holder to sell the Common Stock (and any other shares convertible into Common Stock) beneficially owned by it without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any the Holder, the Company will deliver to such holder a written statement as to whether it has complied with such reporting requirements.

          SECTION 4.5. After the requirement for the restrictive legend described in Section 2.4 hereof is no longer applicable because such Common Stock held by the Holder are freely transferable under the Securities Act, the Company shall remove such legend upon the request of the Holder of such Common Stock, if outside counsel for such Holder reasonably determines that the transfer of such Common Stock is no longer restricted by the Securities Act and outside counsel for the Company reasonably concurs in such determination.

          SECTION 4.6.  Registration Rights. Upon the exercise of this Warrant,
                        -------------------
in whole or in part, the Holder shall be entitled to the rights and benefits and subject to the limitations as set forth in the Registration Rights Agreement with respect to the registration of any Warrant Shares and any other capital stock of the Company beneficially owned by the Holder.

                                   ARTICLE V

                            ANTIDILUTION PROVISIONS

          SECTION 5.1.  Adjustment Generally. The Exercise Price and the Initial
                        --------------------
Exercise Amount and the Subsequent Exercise Amount (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this
Article V; provided that notwithstanding anything to the contrary contained
           --------
herein, the Exercise Price shall not be less than the par value of the Common Stock.

          SECTION 5.2.  Common Stock Reorganization.  If the Company shall
                        ---------------------------
subdivide its outstanding shares of Common Stock (or any class thereof) into a greater number of shares or consolidate its outstanding shares of Common Stock (or any class thereof) into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be
          ---------------------------
adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

          SECTION 5.3.  Common Stock Distribution.
                        -------------------------

          From the Effective Date until the earlier of the time the Holder (i) obtains at least 51% of the seats of the Company's Board of Directors or (ii) owns beneficially 51% or more of the total issued and outstanding shares of capital stock of the Company on a Fully Diluted Basis, the Holder shall be entitled to the rights set forth in this Section 5.3; provided, however, if at any time after either clause (i) or clause (ii) has become effective, the Holder
(x) does not hold 51% of the seats of the Company's Board of Directors and (y) owns beneficially more than 40% but less than 51% of the total issued and outstanding capital stock of the Company on a Fully Diluted Basis then the Holder shall be entitled to the rights set forth in this Section 5.3.

          (a) If the Company shall issue, sell or otherwise distribute any shares of Common Stock, other than pursuant to a Common Stock Reorganization (which shall be governed by Section 5.2 hereof) (any such event, including any event described in Section 5.3(b) or Section 5.3(c) below, being herein called a "Common Stock Distribution"), for a consideration per share that is less than
 -------------------------
85% of the Market Price per share of Common Stock on the date of such Common Stock Distribution, then, effective upon such Common Stock Distribution, the Exercise Price shall be reduced to the lowest of the prices (calculated to the nearest one-thousandth of one cent) determined as provided in clauses (i), (ii) and (iii) below:

          (i) if the Company shall receive any consideration for the Common Stock issued, sold or distributed in such Common Stock Distribution, the consideration per share of Common Stock received by the Company upon such issue, sale or distribution;

          (ii) by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by the then existing Exercise Price, plus (2) the consideration, if any, received by the Company upon such Common Stock Distribution by (B) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution; and

          (iii) by multiplying the Exercise Price on the Business Day immediately prior to such Common Stock Distribution by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by such Market Price per share on the date of such Common Stock Distribution, plus (B) the consideration, if any, received by the Company upon such Common Stock Distribution, and the denominator of which shall be the product of (1) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution multiplied by (2) the Market Price per share on the date of such Common Stock Distribution.

          If any Common Stock Distribution shall require an adjustment to the Exercise Price pursuant to the foregoing provisions of this Section 5.3(a), including by operation of Section 5.3(b) or 5.3(c) below, then, effective at the time such adjustment is made, the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Common Stock Distribution and the denominator of which shall be the sum of the number of shares outstanding immediately before giving effect to such Common Stock Distribution (both calculated on a Fully Diluted Basis) plus the number of shares of Common Stock which the aggregate consideration received by the Company with respect to such Common Stock Distribution would purchase at the Market Price per share of Common Stock on the date of such Common Stock Distribution. In computing adjustments under this paragraph, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

          The provisions of this Section 5.3(a), including by operation of
Section 5.3(b) or 5.3(c) below, shall not operate to increase the Exercise Price or reduce the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

          (b) If after the date hereof the Company shall issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options"
                                                                    -------
and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the rights to convert
 ----------------------
or exchange any such Convertible Securities in respect of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities in respect of such Options (determined by dividing
(i) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Market Price per share of Common Stock on the date of granting such Options, then, for purposes of Section 5.3(a) above, the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration of such price per share, determined as provided above, therefor. Except as otherwise provided in this Warrant (including Sections 5.3(d) and 5.3(f) below), no additional adjustment of the Exercise Price shall be made upon the actual exercise of any Options or upon conversion or exchange of any Convertible Securities, notwithstanding any change in the Market Price between the date of issuance, sale, distribution or grant and the date of exercise, conversion or exchange.

          (c) If the Company shall issue, sell or otherwise distribute (including by assumption) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Company as consideration for the issuance, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Market Price per share of Common Stock on the date of such issuance, sale or distribution, then, for purposes of Section 5.3(a) above, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in this Warrant (including Sections 5.3(d) and 5.3(f) below), no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of any Convertible Securities, notwithstanding any change in the Market Price between the date of issuance, sale or distribution and the date of conversion or exchange.

          (d) If (i) the purchase price provided for in any Option referred to in Section 5.3(b) above or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 5.3(b) or 5.3(c) above or the rate at which any Convertible Securities referred to in Section 5.3(b) or 5.3(c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Article V, in accordance with 5.6(b)), or
(ii) any of such Options or Convertible Securities shall have terminated, lapsed or expired, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this Section 5.3(d)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this Section 5.3(d)).

          (e) If the Company shall pay a dividend or make any other distribution upon any capital stock of the Company payable in Common Stock, Options or Convertible Securities, then, for purposes of Section 5.3(a) above, such Common Stock, Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

          (f) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction, then such Options shall be deemed to have been issued (i) for such consideration as shall be allocated to such Options by the parties thereto, or (ii) in the absence of such an allocation by the parties thereto, by a reasonable determination made in good faith by the Board of Directors of the Company, or
(iii) in the absence of such an allocation by the parties thereto and such a determination by the Board of Directors, without consideration.

          SECTION 5.4.  Special Dividends.  If the Company shall issue or
                        -----------------
distribute to any holder or holders of shares of Common Stock evidences of indebtedness, any other securities of the Company or any cash, property or other assets (excluding a Common Stock Reorganization or a Common Stock Distribution), whether or not accompanied by a purchase, redemption or other acquisition of shares of Common Stock (any such nonexcluded event being herein called a "Special Dividend"), (a) the Exercise Price shall be decreased, effective
 ----------------
immediately after the effective date of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Market Price per share of Common Stock as of such effective date less any cash and the then fair market value of any evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock, and the denominator of which shall be such Market Price per share and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend. A reclassification of Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of such Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, a Common Stock Reorganization.

          SECTION 5.5.  Capital Reorganizations.  If there shall be any
                        -----------------------
consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such
 ----------------------
Capital Reorganization, the Holder shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Holder and to the Warrant Agency an agreement as to the Holder's rights in accordance with this Section 5.5, providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article V. The provisions of this Section 5.5 shall similarly apply to successive Capital Reorganizations.

          SECTION 5.6.  Adjustment Rules.  Any adjustments pursuant to this
                        ----------------
Article V shall be made successively whenever an event referred to herein shall occur, except that, notwithstanding any other provision of this Article V:

          (a) no adjustment shall be made to the number of shares of Common Stock to be delivered to the Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered; and

          (b) no adjustment shall be made pursuant to this Article V in respect of the issuance from time to time of shares of Common Stock upon the exercise of the Warrant.

If the Company shall take a record of the holders of its Common Stock for any purpose referred to in this Article V, then (i) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (ii) if the Company shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this Article V in respect of such action.

          SECTION 5.7.  Proceedings Prior to Any Action Requiring Adjustment.
                        ----------------------------------------------------
As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article V, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holder is entitled to receive upon exercise thereof.

          SECTION 5.8.  Notice of Adjustment.  Not less than 10 nor more than 30
                        --------------------
days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article V, the Company shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                  ARTICLE VI

                                 MISCELLANEOUS

          SECTION 6.1.  Notices.  Any notice required or permitted by this
                        -------
Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or by certified or registered U.S. mail, and addressed to the party to be notified at such party's address as follows:

          If to the Holder:

                    Lufthansa Technik AG
                    Weg beim Jager 193
                    D-22335 Hamburg, GERMANY
                    Attention: HAM-TB/B
                    Fax: 011 49 40 5070 5366

          with a copy to:

                    Wilmer, Cutler & Pickering
                    2445 M Street, N.W.
                    Washington, D.C. 20037

                    Attention: Stephen P. Doyle, Esq.
                    Fax: 202 663 6363

          If to the Company to:

                    Hawker Pacific Aerospace
                    11240 Sherman Way
                    Sun Valley, California, 91352
                    Attention: Chief Financial Officer
                    Fax: 818 765 2416

          SECTION 6.2.  Amendment.  This Agreement may not be modified or
                        ---------
amended except by written agreement specifically referring to this Agreement and executed and delivered by the parties hereto.

          SECTION 6.3.  Waivers.  No waiver of a breach or default hereunder
                        -------
shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

          SECTION 6.4.  Governing Law.  This Warrant shall be construed in
                        -------------
accordance with and governed by the laws of the State of California (without regard to principles of conflicts of law).

          SECTION 6.5.  Binding Effect.  All covenants, stipulations, promises
                        --------------
and agreements in this Warrant contained by and on behalf of the Company or the Holder shall bind its successors and assigns, whether so expressed or not.

          SECTION 6.6.  Severability.  In case any one or more of the provisions
                        ------------
contained in this Warrant shall be invalid, illegal or unenforceable in an respect, the validity, legality and enforceability of the remaining provisions contain herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 6.7.  Section Headings.  The section headings used herein are
                        ----------------
for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant. All references to sections, articles, Exhibits or Schedules shall mean the sections, articles, Exhibits or Schedules of this Agreement. Terms used with initial capital letters will have the meaning specified, applicable to both singular and plural forms, for all purposes of this Agreement. The words "include" and "exclude" and derivatives of those words are used in this Agreement in an illustrative sense rather than a limiting sense.

          SECTION 6.8.  Specific Performance.  The Company hereby acknowledge
                        --------------------
and agree that the failure of the Company to perform its obligations under this Warrant, the Shareholders Rights Agreement or the Loan Agreement in accordance with their specific terms or to otherwise comply with such obligations will cause irreparable injury to the Holder for which damages, even if available, will not be adequate remedy. Accordingly, the Company hereby consent to the issuance of injunctive relief to prevent breaches, and to the granting by any such court of the remedy of specific performance of the terms and provisions of this Warrant, the Shareholders Rights Agreement and the Loan Agreement.

                         [signature on following page]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                       HAWKER PACIFIC AEROSPACE

                                       By:    /s/ David L. Lokken
                                       Name:  David L. Lokken
                                       Title: CEO

                                  ASSIGNMENT

            (TO BE EXECUTED BY THE REGISTERED HOLDER IF IT DESIRES
                  AND IS PERMITTED TO TRANSFER THE WARRANT OF
                           HAWKER PACIFIC AEROSPACE)

          FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto _____________________ the right to purchase shares of Common Stock evidenced by the within Warrant, and does hereby irrevocably constitute and appoint__________________________________________________
Attorney to transfer the said Warrant on the books of the Company (as defined in said Warrant) with full power and substitution.

          The undersigned represents and warrants to the Company that this assignment has been effected in compliance with all applicable provisions of said Warrant.

                                       Signature: ________________________(SEAL)

                                       Address:   ______________________________

                                                  ______________________________

Dated: _______________

In the presence of


______________________________          ______________________________________
(Witness)                                     (Signature of Witness)


NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                 PURCHASE FORM

                (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases Shares of Common Stock of HAWKER PACIFIC AEROSPACE purchasable with this Warrant, and herewith makes payment therefore: (circle the following as applicable)

     1.  By cash in the amount of $________.

     2.  By bank cashier's check in the amount of $___________.

     3.  By certified check in the amount of $_____________.

     4. By request for partial satisfaction of the Loan Agreement, dated September 20, 2000, between the Company and the Holder as defined herein.

all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or property issuable upon such exercise) be issued in the name of and delivered to _____________________, whose address is _______________________
and, if such shares shall not include all of the shares issuable as provided in this Warrant that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned.


Dated:


________________________________
(Signature of Registered Owner)


________________________________
(Street Address)


_________________________________
(City)    (State)    (Zip Code)